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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest reported) : June 23, 2003

                               AMERICAN IDC CORP.
                               ------------------
             (Exact name of registrant as specified in its chapter)

        Florida                       000-31541                  65-0941058
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation                File Number)            Identification No.)



      11301 Olympic Boulevard, Suite 680, Los Angeles, CA             90064
      ---------------------------------------------------             -----
           (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (310) 445-2599

               1904 - 11th Street, Suite 1, Santa Monica, CA 90404
               ---------------------------------------------------
         (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 23, 2003, American IDC Corp. ("ACNI") completed the purchase of the website domain www.MyCoffeeDate.com from Gerald R. Newman, an individual ("Newman") and Robert Schumacher, an individual ("Schumacher"), including all intellectual property, website copy, business plan and related property of Newman and Schumacher. MyCoffeeDate.com is an online dating website focusing on matchmaking in a coffee shop environment. The purchase also included all website domains owned by Newman and Schumacher that relate to online dating and contain the component "match", e.g. MatchJewishSingles.com, MatchBlackSingles.com, MatchChristianSingles.com, etc., and the website domain entitled www.SinglesZoo.com. In exchange for these assets and cancellation of the Agreement to Reorganize the Company, entered into with Newman and other specified individuals on December 23, 2002, ACNI issued Newman 1,500,000 restricted shares of ACNI common stock and Schumacher 2,000,000 restricted shares of ACNI common stock.

ITEM 5. OTHER EVENTS

On May 1, 2003, ACNI entered into a management contract with Robert Schumacher of Schumacher Associates whereby Mr. Schumacher will manage ACNI's online business acquisitions in exchange for 1,000,000 restricted shares of ACNI common stock and $8,000.00 in management fees per month.

On April 23, 2003, ACNI entered into a strategic alliance with Thunder Road, Inc., a company that develops its own dating sites and proprietary software, to provide initial participants for MyCoffeeDate.com as well as customer support and marketing. There is no assurance that this alliance will be successful.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) The financial statements of ACNI which will include the acquisitions of MyCoffeeDate.com and other operational websites of Newman and Schumacher will be filed by amendment within 60 days.

         (b)      Exhibits

Exhibit No.       Description
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10.1              Memorandum of Transactions and Receipt for Stock Payments

10.2              Agreement between Thunder Road, Inc. and American IDC Corp.

10.3              Engagement Letter with Schumacher Associates.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Date:  July 8, 2003                               American IDC Corp.


                                                   /s/ Gordon F. Lee
                                                   -----------------------
                                                   Gordon F. Lee
                                                   President


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10.1     Memorandum of Transactions and Receipt for Stock Payments